Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Communication Services Portfolio

March 31, 2020

VTELP-QTLY-0520
1.856921.112

Schedule of Investments March 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Communications Equipment - 1.2%
Communications Equipment - 1.2%
EchoStar Holding Corp. Class A (a)	22,100	$706,537
Diversified Telecommunication Services - 4.4%
Alternative Carriers - 2.0%
GCI Liberty, Inc. (a)	17,282	984,556
Vonage Holdings Corp. (a)	34,500	249,435
		1,233,991
Integrated Telecommunication Services - 2.4%
Verizon Communications, Inc.	27,500	1,477,575

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		2,711,566

Entertainment - 22.8%
Interactive Home Entertainment - 12.6%
Activision Blizzard, Inc.	64,200	3,818,616
DouYu International Holdings Ltd. ADR	76,274	488,916
Electronic Arts, Inc. (a)	16,700	1,672,839
Take-Two Interactive Software, Inc. (a)	11,300	1,340,293
Zynga, Inc. (a)	56,200	384,970
		7,705,634
Movies & Entertainment - 10.2%
Lions Gate Entertainment Corp.:
Class A (a)(b)	4,200	25,536
Class B (a)	36,100	201,438
Netflix, Inc. (a)	7,510	2,820,005
Spotify Technology SA (a)	800	97,152
The Walt Disney Co.	29,423	2,842,262
World Wrestling Entertainment, Inc. Class A (b)	7,600	257,868
		6,244,261

TOTAL ENTERTAINMENT		13,949,895

Interactive Media & Services - 42.9%
Interactive Media & Services - 42.9%
Alphabet, Inc. Class A (a)	10,590	12,305,051
ANGI Homeservices, Inc. Class A (a)(b)	132,799	697,195
Facebook, Inc. Class A (a)	74,800	12,476,640
Match Group, Inc. (a)(b)	8,100	534,924
Zillow Group, Inc. Class A (a)	6,500	220,805
		26,234,615
Media - 18.0%
Broadcasting - 4.3%
Liberty Media Corp.:
Liberty Media Class A (a)	31,900	823,658
Liberty SiriusXM Series A (a)	21,400	678,166
Sinclair Broadcast Group, Inc. Class A (b)	25,600	411,648
ViacomCBS, Inc. Class B	47,800	669,678
		2,583,150
Cable & Satellite - 13.7%
Altice U.S.A., Inc. Class A (a)	15,100	336,579
Comcast Corp. Class A	68,200	2,344,716
DISH Network Corp. Class A (a)	13,254	264,947
Liberty Broadband Corp. Class A (a)	25,200	2,696,400
Liberty Global PLC Class C (a)	159,400	2,504,174
Liberty Latin America Ltd. Class C (a)	23,736	243,531
		8,390,347

TOTAL MEDIA		10,973,497

Road & Rail - 3.1%
Trucking - 3.1%
Lyft, Inc.	70,700	1,898,295
Wireless Telecommunication Services - 6.9%
Wireless Telecommunication Services - 6.9%
Millicom International Cellular SA	12,381	351,620
Sprint Corp. (a)	97,900	843,898
T-Mobile U.S., Inc. (a)	36,328	3,047,919
		4,243,437
TOTAL COMMON STOCKS
(Cost $59,878,074)		60,717,842

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.29% (c)	351,920	352,026
Fidelity Securities Lending Cash Central Fund 0.28% (c)(d)	1,288,332	1,288,590
TOTAL MONEY MARKET FUNDS
(Cost $1,640,505)		1,640,616
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $61,518,579)		62,358,458
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(1,223,675)
NET ASSETS - 100%		$61,134,783

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,654
Fidelity Securities Lending Cash Central Fund	7,933
Total	$9,587

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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